UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 28, 2022

Date of Report (Date of earliest event reported)

CONNEXA SPORTS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill, MD

21244

(Address of principal executive offices, including Zip Code)

(443) 407-7564

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement

On September 28, 2022, Connexa Sports Technologies, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with a single institutional investor (the “Investor”) for the issuance and sale of (i) 1,018,510 shares of common stock and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 11,802,002 shares of its common stock, together with accompanying common stock warrants, at a combined purchase price of $0.39 per share of the common stock and associated common stock warrant and $0.3899 per Pre-Funded Warrant and associated common stock warrants for an aggregate amount of approximately $5.0 million (the “Offering”). The Pre-Funded Warrants have an exercise price of $0.00001 per share of common stock and are exercisable until the Pre-Funded Warrants are exercised in full. The shares of common stock and Pre-Funded Warrants were sold in the offering together with common stock warrants to purchase 12,820,512 shares of common stock at an exercise price of $0.39 per share and a term of five years following the initial exercise date (the “5-Year Warrants”) and 25,641,024 common stock warrants to purchase 25,641,024 shares of common stock at an exercise price of $0.43 per share and a term of seven and one half years (the “7.5-Year Warrants”) following the initial exercise date (collectively, the “Warrants”). The Warrants issued in the Offering contain variable pricing features. The Warrants and Pre-Funded Warrants will be exercisable beginning on the date stockholder approval is received and effective allowing exercisability of the Warrants and Pre-Funded Warrants under Nasdaq rules.

On September 28, 2022, the Company and the Investor entered into a registration rights agreement (the “Registration Rights Agreement”). The Registration Rights Agreement provides that the Company shall file a registration statement with the Securities and Exchange Commission (“SEC”) covering the resale of the unregistered shares of common stock and the shares of common stock issuable upon exercise of the Warrants and Pre-Funded Warrants no later than December 20, 2022 (the “Filing Date”) and to use best efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than sixty (60) days after the Filing Date.

The Company intends to use the net proceeds from the Offering for working capital purposes and to repurchase inventory.

Spartan Capital Securities LLC acted as the exclusive placement agent in the Offering.

The Offering

The securities described above issued in the Offering have not been registered for sale under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements. The issuance and sale of the securities made in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. No form of general solicitation or general advertising was conducted in connection with the issuance. The securities contain (or will contain, where applicable) restrictive legends preventing the sale, transfer, or other disposition of such securities, unless registered under the Securities Act, or pursuant to an exemption therefrom. The disclosure contained in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the SEC.

Other Agreements

Spartan Capital Securities LLC served as the exclusive placement agent for the issuance and sale of the securities pursuant to the Securities Purchase Agreement and is entitled to placement agent warrants (the “Placement Agent Warrant”) to purchase up to 512,820 shares of common stock. The Placement Agent Warrant is in substantially the same form as the Warrants except that the exercise price is $0.429 per share and has a term of four- and one-half years following the initial exercise date. The foregoing summary of the Placement Agent Warrant is qualified in its entirety by reference to the form of Placement Agent Warrant, which is filed as Exhibit 10.6 to this Form 8-K and is incorporated by reference herein.

The foregoing description of the terms of the Securities Purchase Agreement, the Warrants, the Pre-Funded Warrants, the Registration Rights Agreement and the Placement Agent Warrant, and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the form of Securities Purchase Agreement, the form of Warrants, the form of Pre-Funded Warrants, and the form of Registration Rights Agreement which are included as Exhibits 10.1, 10.2, 10.3, 10.4 10.5, and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.02.

Item 7.01. Regulation FD Disclosure.

On September 28, 2022, the Company issued a press release announcing the pricing of the Offering described above, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
10.2	Form of 5-Year Warrant
10.3	Form of 7.5-Year Warrant
10.4	Form of Pre-Funded Warrant
10.5	Form of Registration Rights Agreement
10.6	Form of Placement Agent Warrant
99.1	Press Release, dated September 28, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Connexa Sports Technologies, Inc.
a Delaware corporation

Dated: October 3, 2022	By:	/s/ Mike Ballardie
Chief Executive Officer